UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2005


                     COMET TECHNOLOGIES, INC.
__________________________________________________________________
(Exact Name of small business issuer as specified in its charter)


           Nevada                 0-26059                 87-0430322
    ______________________ _____________________   _______________________
   (State of Incorporation) (Commission File No.)  (IRS Employer ID Number)



     10 West 100 South, Suite 610, Salt Lake City, Utah 84101
_________________________________________________________________
             (Address of principal executive offices)

                          (801) 532-7851
_________________________________________________________________
       (Registrant's telephone number, including area code)


     10 West 100 South, Suite 610, Salt Lake City, Utah 84101
__________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))


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Item 3.02  Unregistered Sales of Equity Securities.

     On September 26, 2005, Jack Gertino and Richard Stuart, M.D., officers and directors, exercised Options resulting in the issuance of 236,120 shares and 124,080 shares of restricted common stock, respectively, to Mr. Gertino
and Dr. Stuart.   Mr. Gertino and Dr. Stuart were owed $46,530, and $23,265, respectively, for services rendered to the Company, primarily in connection with a possible merger transaction that, after several months of efforts, was terminated, as reported in a Form 8-K filed on or about February 14, 2005,
incorporated herein by reference.    The purchase price under the Options was
paid through the conversion and cancellation of Company indebtedness to Mr. Gertino and Dr. Stuart, as described below.

     In March, 1999, the Company granted to each of its three then officers
and directors   Jack M. Gertino, Dr. Richard Stuart and Philip Gugel, an
option to purchase a total of 200,000 shares each of the Company's common stock at an exercise price of $0.1875 per share (the "Option"). Mr. Gugel has since died, and his Option, which has not been exercised, has passed to his
wife.   The Options are exercisable for a period of ten (10) years, ending on
March 11, 2009.

     As a means of eliminating this debt from the Company's balance sheet, and to provide the Company with working capital to undertake efforts to locate and enter into a business opportunity over the next few months, the Company and Mr. Gertino and Dr. Stuart agreed to eliminate the indebtedness to Gertino and
Stuart through the exercise of the Options referenced above.   Accordingly,
Mr. Gertino's exercised his Option in full, for the conversion of a total of $37,500 in indebtedness to him, into a total of 200,000 shares of restricted common stock at a price of $0.1875 per share. After the exercise of his entire Option, Mr. Gertino was still owed the sum of $9,030 by the Company, which he agreed to convert into a total of 36,120 additional shares of restricted common stock at a price of $0.25 per share, or the price paid by an unaffiliated investor, described below. Dr. Stuart agreed to convert the entire obligation to him ($23,265), into a total of 124,080 shares of common stock under his Option at a price of $0.1875 per share. Because Dr. Stuart did not exercise all of his Option, he was reissued an Option to purchase a
total of 75,920 shares at $0.1875 per share.   Mr. Gertino's Option has been
exercised in full and is no longer outstanding.

     Concurrently with the transactions described above, on September 26, 2005, the Company entered into a stock purchase agreement with American Eastern Group, Inc. ("American"), a Nevada corporation, providing for the sale by the Company to American of a total of 100,000 shares of restricted common stock at a price of $0.25 per share, or a total of $25,000. The board of directors decided to enter into this transaction to increase the cash available to the Company to seek and enter into a business opportunity, and to create an incentive for American and its principal, Charles Hung, to assist in
seeking a favorable merger or acquisition opportunity for the Company.   Jack
Gertino, an officer of the Company, has had a prior business relationship with Mr. Hung, and believes that Mr. Hung could be of assistance to the Company in its efforts to locate a favorable business transaction.

     The purchase price of $0.25 per share under the stock purchase agreement, is equal to or higher than the bid and asked prices of the Company's common stock on the OTC Bulletin Board over the past few weeks, and significantly higher than the average trading value of the Company's common stock over the past few years. The purchase price was not discounted due


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to the stock's status as restricted stock.  The board believes, therefore, that the purchase price was fair and reasonable to the Company. The Company does not have any other contracts or agreements, express or implied, written or oral, with American or its principals.

     The shares of common stock issued in the transactions described above, are "restricted securities" within the meaning of the Securities Act of 1933, as amended, and were issued in reliance upon the exemption set forth under
Section 4(2) of the Securities Act of 1933, as amended, for "transactions not involving a public offering," as well as similar state securities exemptions. Each of the purchasers signed an appropriate investment letter acknowledging that the shares of common stock are "restricted securities" under the Securities Act of 1933, as amended; his/itss intention that the purchase was for investment purposes; and that the shares cannot be resold in the absence of a registration or an exemption from registration.

      As a result of the transactions described above, the Company has issued a total of 460,200 shares of restricted common stock; eliminated a total of $69,795 in indebtedness on its balance sheet, and increased its shareholders' equity by approximately $93,000, after transactional costs, which will be reflected on the Company's quarterly report on Form 10-QSB for the quarter ended September 30, 2005. Giving effect to the issuance of common stock in the transactions described above, the Company has a total of 4,058,200 shares
issued and outstanding as of the date of this report.   There were no
commissions or fees paid to any third parties in connection with these transactions.

Item 9.01 Financial Statements and Exhibits.

     Exhibits: Copies of the following documents are included as exhibits to this Form 8-K pursuant to Item 601 of Regulation S-B.

Exhibit
  No.       Title of Document
----------  ------------------------------------------------------------------
  10.1      Option granted to Richard B. Stuart dated March 11, 1999
            (incorporated by reference to Exhibit 10.1 to the Company's
            Registration Statement on Form 10-SB, as filed with the Securities and Exchange Commission on May 13, 1999).

  10.2 Option granted to Jack M. Gertino dated March 11, 1999 (incorporated by reference to Exhibit 10.3 to the Company's Registration Statement on Form 10-SB, as filed with the Securities and Exchange Commission on May 13, 1999).

  10.3* Exercise Notice of Richard B. Stuart and Agreement dated September 26, 2005.

  10.4*     Exercise Notice of Jack M. Gertino and Agreement dated September
            26, 2005.

  10.5* Stock Purchase Agreement dated September 26, 2005 between the Company and American Eastern Group, Inc.

*Filed as Exhibits to this Current Report on Form 8-K.


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                            SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  REGISTRANT:

                                  COMET TECHNOLOGIES, INC.


Date:  September 27, 2005         By  /s/ Jack M. Gertino
                                      -------------------------------------
                                      Jack M. Gertino, Secretary


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